UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07540
______________________________________________

Global High Income Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management (Americas) Inc. 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2007

Item 1. Reports to Stockholders.

Global High Income Fund Inc.
Semiannual Report
April 30, 2007

Global High Income Fund Inc.

June 15, 2007

Dear shareholder,
We are pleased to present you with the semiannual report for Global High Income Fund Inc. (the “Fund”) for the six months ended April 30, 2007.

Performance
Over the six-month period ended April 30, 2007, the Fund’s net asset value return was 7.10%, compared with the 6.68% median net asset value return of its Lipper peer group, the Lipper Emerging Markets Debt Funds category, and the 5.29% return of its benchmark, the JP Morgan Emerging Markets Bond Index—Global (the “Index”). On a market price basis, the Fund returned 8.14% over the period, compared with its Lipper peer group’s median market price return of 9.03%. (For more on the Fund’s performance, please refer to “Performance at a glance” on page 6.)

The Fund did not use leverage during the period. That is, the Fund did not have preferred stock outstanding or borrow from banks for investment purposes as some of its peers may have. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a premium to its net asset value (“NAV”) per share during the entire reporting period. A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternately, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.
Global High Income Fund Inc.

Investment goals:
Primarily, high level of current income; secondarily, capital appreciation

Portfolio management:
Portfolio management team, including Uwe Schillhorn UBS Global Asset Management (Americas) Inc.

Commencement:
October 8, 1993

NYSE symbol:
GHI

Distribution payments:
Monthly

An interview with portfolio manager Uwe Schillhorn
Q.	How did emerging markets debt perform over the period?
A.	Despite periods of volatility, emerging markets debt generated solid results over the six-month reporting period. During this time, economic fundamentals in most emerging countries continued to

Global High Income Fund Inc.

improve, helped, in some cases, by high commodity prices. At the same time, relatively low yields in developed markets continued to attract investors to the higher yields offered by emerging markets debt. The combination of these events during the reporting period provided support for the asset class, and emerging markets debt spread levels were close to reaching their all-time lows. (Here, “spread levels” refers to the difference in yield between emerging markets debt and US Treasury obligations, also known as the “spread.”) Historically, a large spread has existed between emerging markets debt and lower-risk US Treasury obligations. During the reporting period, however, prices of emerging markets debt remained high, pushing their yields lower. (Bond prices and yields generally move inversely to one another.) As a result, the spread levels between the yields of the two types of bonds narrowed, reflecting greater investor confidence in the relatively riskier emerging markets debt asset class.

Q.	Were there any themes that emerged at the regional level?
A.	Interest in Latin America remains strong. Overall, growth in Latin America was better than expected, which had a positive impact on credits in the region. In particular, Latin American countries including Colombia, Argentina, and Venezuela have experienced very high rates of economic growth. Larger economies, such as Brazil’s and Mexico’s, have also experienced healthy growth.

It is worth noting the increase in our position to Venezuela. Recent comments by President Chavez implying that he would be willing to end his government’s membership in the International Monetary Fund (IMF)—which, due to clauses within Venezuela’s external debt, would suggest the potential for a “technical” default - have generated concerns about Venezuela in the investment community.

Our view on this, however, is that the government intends to continue honoring its obligations even if it withdraws from the IMF. We believe President Chavez’s opposition to the IMF is philosophical in nature, and that he does not intend to default on his country’s external debt simply to make his point about the organization and its policies. We believe that a default would prove too costly in terms of maintaining Venezuela’s access to the international capital markets. (In fact, it has been said that Venezuela played a role in encouraging Ecuador to remain current on its debt, despite Ecuador’s stated intention to default.) Moreover, we find from historical experience that in cases of external debt default by emerging economies, the reason is normally one of inability to pay, not one of lack of willingness to pay.

As a result of the rise in oil prices over recent years, Venezuela has accumulated reserves that should allow it to comfortably service its current obligations. As such, and despite President Chavez’s comments,

Global High Income Fund Inc.

we think that his government’s interests are aligned with continued debt service from a cost-benefit perspective—especially now, at a time when they are able to make those payments.

Another theme worth noting is the proposed inclusion of certain countries in the European Union. The possibility of their becoming aligned with more developed economies in Europe bodes favorably for those credits. We continue to monitor this situation closely, as it could have broad implications for the emerging markets debt asset class.

Q.	What were some of the portfolio positioning strategies you employed over the period?
A.	As always, we conducted extensive research and employed a wide variety of strategies to seek to generate a high level of current income and capital appreciation for the Fund.[1] This effort attempts to keep the Fund from being overly dependent on any one area to generate positive returns—an important factor, given the risks associated with investing in emerging markets debt. In particular, we sought to meet the Fund’s goals by strategically allocating its portfolio among various countries, securities and currencies.

At the country level, Argentina was the Fund’s second-largest position during most of the period, although it represented the Fund’s largest overweight position relative to the benchmark. (“Overweight” or “underweight” refers to how much of a particular sector, country or currency the Fund holds relative to its benchmark index.) Argentina has shored up its financial position by restructuring a portion of its debt, leading to renewed investor demand. As a result, the Fund’s holdings of Argentine bonds benefited performance over the period.

For the duration of the reporting period, the Fund maintained a large underweight to Mexico. This underweight position was not due to concerns with Mexican debt, but primarily because we found more compelling opportunities elsewhere, such as in Argentina. Our underweight stance dragged on performance when Mexican bonds did well over the period. Despite this, gains generated by our overweight to Argentine debt more than made up the difference over the course of the reporting period, contributing to Fund performance. While we reduced our position in Argentina over the course of the reporting period, the Fund was still overweight in this area (relative to the benchmark) at period end.

[1]	In this regard, shareholders are reminded that the Fund has a managed distribution policy in which regular monthly distributions are currently paid at a set rate expressed as a percentage of net asset value. Further information regarding the Fund’s distribution policy appears towards the back of this report under “General Information.”

Global High Income Fund Inc.

In our last annual report, we alerted you to changes in the Fund’s investment policies that permit increased investment in securities denominated in foreign currencies. We have put that increased flexibility to use, shifting a portion of the Fund’s assets from US dollar-denominated issues to local currency issues. This allowed the portfolio to benefit from appreciation in other countries’ currencies, bolstering performance during the reporting period.

Q.	How was the portfolio positioned with regard to other emerging markets countries?
A.	In Turkey, which was the portfolio’s largest position for most of the reporting period, the focus remained on the country’s potential inclusion in the European Union. The possibility that Turkey could become increasingly aligned with more developed economies in Europe bodes favorably for that country’s credit. We increased the Fund’s positions in Turkey, both in dollar-denominated Turkish government debt and lira-denominated Turkish government debt. Overall, our position in Turkey enhanced the Fund’s performance.

Elsewhere, our investment in Ecuador was impacted by its presidential election. The winning candidate discussed restructuring the country’s external debt and perhaps even defaulting on it—particularly that which he considered illegitimate. Of greatest concern to the market was the categorization of Ecuador’s 2012, 2015 and 2030 global bonds within his definition of illegitimate. Though viewed by some as a calculated move to increase investor worries and retire some of the higher-paying debt at a low price, the stance resulted in increased volatility, and Ecuadorian bonds dropped significantly. As the markets regained a more solid footing and liquidity increased, we pared back our exposure in this area. However, we did this opportunistically, and sometimes at lower than expected valuations. As a result, our exposure to Ecuador marginally detracted from the Fund’s results during the period.

Q.	What is your outlook for emerging markets debt?
A.	We believe the asset class generally is fairly valued at this time. Overall, we believe that investor demand for higher-yielding assets should continue to provide a source of support for emerging markets debt. We continue to find attractive opportunities in local markets where economic conditions are favorable, and where yields are relatively higher. In some emerging markets countries, we expect double-digit yields to move lower, leading to relative gains for local currency bonds, which we believe should outperform their US dollar-denominated counterparts. However, please bear in mind that emerging markets can be volatile and unpredictable at times.

Global High Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Global High Income Fund Inc.
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Uwe Schillhorn, CFA
Portfolio Management Team Member
Global High Income Fund Inc.
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended April 30, 2007. The views and opinions in the letter were current as of June 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Global High Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 04/30/07

Net asset value returns	6 months	1 year	5 years	10 years

Global High Income Fund Inc.	7.10%	11.51%	14.92%	12.20%

Lipper Emerging Markets Debt Funds median	6.68	12.04	15.42	11.77

Market price returns

Global High Income Fund Inc.	8.14%	17.08%	15.67%	15.12%

Lipper Emerging Markets Debt Funds median	9.03	18.03	14.12	12.73

Index returns

J.P. Morgan EMBI Global Index*	5.29%	11.92%	13.31%	10.57%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Fund net asset value (“NAV”) return assumes, for illustration only, that distributions were reinvested at the NAV on the payable dates. The Fund’s market price return assumes that all distributions were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, if any, or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

*	J.P. Morgan Emerging Markets Bond Index (EMBI) is an unmanaged index which tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local markets instruments.

Global High Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics*	04/30/07		10/31/06		04/30/06

Net asset value	$15.20		$14.85		$14.91

Market price	$16.66		$16.06		$15.50

12-month distributions	$1.3326		$2.5517		$2.6258

Distribution at period-end	$0.1136		$0.1104		$0.1116

Net assets (mm)	$328.2		$320.5		$322.0

Currency exposure**	04/30/07		10/31/06		04/30/06

US dollar denominated	67.1%		80.3%		86.4%

Foreign denominated	32.9		19.7		13.6

Total	100.0%		100.0%		100.0%

Top ten countries
(excluding US)**	04/30/07		10/31/06		04/30/06

Turkey	15.6%	Argentina	17.2%	Argentina	15.3%

Argentina	11.7	Turkey	10.6	Brazil	13.1

Russia	6.5	Russia	8.5	Russia	9.8

Brazil	5.4	Brazil	8.2	Mexico	9.1

Indonesia	5.1	Malaysia	4.2	Peru	5.3

Venezuela	4.8	Indonesia	4.2	Philippines	4.6

Malaysia	4.4	Dominican Republic	4.1	Malaysia	4.1

Egypt	4.2	Uruguay	4.0	Turkey	3.9

Dominican Republic	3.4	Colombia	2.7	Uruguay	3.8

Serbia	2.8	Serbia	2.7	Venezuela	3.4

Total	63.9%		66.4%		72.4%

Credit quality**	04/30/07		10/31/06		04/30/06

AAA	3.7%		1.4%		—

A	1.6		2.5		3.0%

BBB	0.8		9.5		17.6

BB	33.9		29.2		33.6

B	14.6		19.8		21.0

CCC	0.7		—		2.8

D	1.2		—		—

Non-rated	28.1		25.7		14.2

Cash equivalents	5.0		10.2		7.7

Other assets less liabilities	10.4		1.7		0.1

Total	100.0%		100.0%		100.0%

*	Prices and other characteristics will vary over time.

**	Weightings represent percentages of net assets of the entire Fund as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

Global High Income Fund Inc.

Industry diversification
As a percentage of net assets
As of April 30, 2007 (unaudited)

International bonds
International corporate bonds
Capital markets	1.97%
Commercial banks	2.60
Diversified financial services	5.07
Electric utilities	2.22
Oil, gas & consumable fuels	4.09

Total international corporate bonds	15.95
Foreign government bonds	67.58

Total international bonds	83.53
Rights	0.01
Warrants	0.37
Short-term investments	5.00
Options purchased	0.18
Investment of cash collateral from securities loaned	0.55

Total investments	89.64
Cash and other assets, less liabilities	10.36

Net assets	100.00%

Global High Income Fund Inc.

Portfolio of investments—April 30, 2007 (unaudited)

	Face
	amount		Value

International Bonds—83.53%

Argentina—11.38%
Banco de Galicia y Buenos Aires,
11.000%, due 01/01/19[1]		$811,785	$892,963

Banco Hipotecario SA,
9.750%, due 04/27/16		1,690,000	1,774,500

Empresa Distribuidora y Comercializadora Norte,
3.500%, due 12/14/14[1]		2,290,000	2,347,250

Province of Mendoza,
5.500%, due 09/04/18		1,307,069	1,111,009

Republic of Argentina,
2.000%, due 03/15/24[2]	ARS	2,100,000	591,358

2.000%, due 09/30/14[2]		9,000,000	3,343,939

3.000%, due 04/30/13[2]		$2,820,000	1,861,905

5.475%, due 08/03/12[2]		21,542,000	15,644,877

11.000%, due 12/04/05[3]		1,000,000	355,000

11.000%, due 10/09/06[3]		4,500,000	1,620,000

11.375%, due 03/15/10[3]		800,000	280,000

11.375%, due 01/30/17[3]		1,800,000	630,000

12.250%, due 06/19/18[3]		2,850,000	997,500

Republic of Argentina, DISC,
5.830%, due 12/31/33[2]	ARS	159,571	78,120

Republic of Argentina, NGB,
2.000%, due 02/04/18[2]		7,200,000	3,576,346

YPF S.A.,
10.000%, due 11/02/28		$1,800,000	2,232,000

			37,336,767

Brazil—5.41%
Federal Republic of Brazil,
6.000%, due 01/17/17		$7,980,000	8,135,610

6.000%, due 05/15/45[4]	BRL	7,200,000	5,748,621

Federal Republic of Brazil, EXIT Bond,
6.000%, due 09/15/13		$2,708,333	2,708,333

Union National FIDC Trust,
0.000%, due 12/01/08[2,5]	BRL	2,141,490	1,157,052

			17,749,616

Global High Income Fund Inc.

Portfolio of investments—April 30, 2007 (unaudited)

	Face
	amount		Value

International Bonds—(continued)

Colombia—2.42%
Republic of Colombia,
6.917%, due 11/16/15[2]		$1,500,000	$1,601,250

7.375%, due 01/27/17		1,335,000	1,467,833

11.750%, due 02/25/20		3,255,000	4,856,460

			7,925,543

Dominican Republic—3.45%
Republic of Dominica,
9.500%, due 09/27/11		$8,522,038	9,139,886

Republic of Dominica Credit Linked Note,
10.967%, due 02/29/08[6]		2,222,444	2,173,090

			11,312,976

Ecuador—0.73%
Republic of Ecuador,
10.000%, due 08/15/30[1]		$2,575,000	2,388,313

Egypt—3.15%
Egypt Government Bond,
8.500%, due 02/14/08	EGP	22,000,000	3,938,716

Republic of Egypt Credit-Linked Note,
8.500%, due 02/10/08		$6,284,568	6,399,575

			10,338,291

El Salvador—2.00%
Republic of El Salvador,
7.750%, due 01/24/23		$3,490,000	4,057,125

8.250%, due 04/10/32		2,040,000	2,499,000

			6,556,125

Indonesia—5.14%
IndoCoal Exports Cayman Ltd.,
10.320%, due 09/28/12[2]		$7,100,000	7,100,000

Indonesia Government Credit-Linked Note,
11.000%, due 10/15/14	IDR	4,000,000,000	480,678

Indonesia Treasury Bond,
12.500%, due 03/15/13[4]		23,350,000,000	2,964,059

Majapahit Holding BV,
7.250%, due 10/17/11		$3,400,000	3,523,338

Global High Income Fund Inc.

Portfolio of investments—April 30, 2007 (unaudited)

	Face
	amount		Value

International Bonds—(continued)

Indonesia—(concluded)
Republic of Indonesia,
8.500%, due 10/12/35		$1,090,000	$1,337,975

8.500%, due 10/12/35[5]		1,210,000	1,485,275

			16,891,325

Kazakhstan—0.22%
CenterCredit International BV,
8.250%, due 09/30/11	KZT	90,000,000	735,894

Lebanon—1.87%
Republic of Lebanon,
4.000%, due 12/31/17[4]		$4,600,000	3,622,500

8.250%, due 04/12/21[4]		650,000	614,250

8.500%, due 01/19/16		1,100,000	1,080,750

11.625%, due 05/11/16		700,000	806,750

			6,124,250

Malaysia—4.40%
Johor Corp.,
1.000%, due 07/31/12[4]	MYR	43,970,000	14,455,362

Mexico—2.35%
PEMEX Finance Ltd.,
8.020%, due 05/15/07		$68,333	68,374

PEMEX Project Funding Master Trust,
8.625%, due 02/01/22		3,250,000	4,095,000

United Mexican States,
6.750%, due 09/27/34		240,000	267,600

9.000%, due 12/22/11	MXN	34,000,000	3,282,521

			7,713,495

Pakistan—1.94%
Islamic Republic of Pakistan,
6.750%, due 02/19/09		$2,400,000	2,412,000

7.125%, due 03/31/16		2,400,000	2,475,228

7.875%, due 03/31/36		1,390,000	1,494,250

			6,381,478

Panama—0.39%
Republic of Panama,
7.250%, due 03/15/15		$1,180,000	1,292,100

Global High Income Fund Inc.

Portfolio of investments—April 30, 2007 (unaudited)

	Face
	amount		Value

International Bonds—(continued)

Philippines—2.50%
National Power Corp.,
8.400%, due 12/15/16		$3,100,000	$3,468,125

9.625%, due 05/15/28		1,160,000	1,450,000

Republic of Philippines,
8.375%, due 02/15/11		3,000,000	3,277,500

			8,195,625

Poland—1.59%
Government of Poland,
6.000%, due 11/24/10	PLN	14,000,000	5,210,027

Russia—6.46%
Dali Capital PLC for Bank of Moscow,
7.250%, due 11/25/09	RUB	75,800,000	2,982,429

Russian Federation,
7.500%, due 03/31/30[1]		$4,975,000	5,652,844

7.500%, due 03/31/30[1,5]		2,341,821	2,660,894

8.250%, due 03/31/10		4,533,459	4,737,465

12.750%, due 06/24/28		1,420,000	2,584,400

Russian Ruble Credit-Linked Note,
7.580%, due 10/09/07[5]	RUB	66,000,000	2,587,847

			21,205,879

Serbia—2.76%
Republic of Serbia,
3.750%, due 11/01/24[1]		$9,500,000	9,048,750

South Africa—0.83%
Republic of South Africa,
6.500%, due 06/02/14		$2,000,000	2,120,000

7.375%, due 04/25/12		560,000	609,700

			2,729,700

Turkey—15.58%
Government of Turkey,
22.657%, due 08/13/08[6]	TRY	30,000,000	17,439,355

14.000%, due 01/19/11		1,000,000	690,363

Global High Income Fund Inc.

Portfolio of investments—April 30, 2007 (unaudited)

	Face
	amount		Value

International Bonds—(concluded)

Turkey—(concluded)
Republic of Turkey,
7.000%, due 09/26/16		$10,140,000	$10,342,800

9.000%, due 06/30/11		1,760,000	1,955,800

9.500%, due 01/15/14		460,000	534,750

11.500%, due 01/23/12		1,120,000	1,366,400

Republic of Turkey Credit-Linked Note,
14.000%, due 01/20/11		5,000,000	6,101,300

14.000%, due 01/19/11		2,884,424	2,725,781

15.000%, due 02/11/10		6,250,000	7,095,812

15.000%, due 02/10/10	TRY	1,000,000	713,082

15.000%, due 02/11/10[5]		$2,500,000	2,147,800

			51,113,243

Ukraine—1.24%
Republic of Ukraine Credit Linked Note,
14.500%, due 03/30/08	UAH	20,300,000	4,081,064

Uruguay—1.04%
Republic of Uruguay,
6.875%, due 01/19/16	EUR	2,330,000	3,426,054

Venezuela—4.78%
Republic of Venezuela,
5.375%, due 08/07/10		$3,180,000	3,119,580

5.750%, due 02/26/16		11,180,000	10,397,400

7.000%, due 12/01/18		2,150,000	2,171,500

			15,688,480

Vietnam—1.90%
Socialist Republic of Vietnam,
6.875%, due 01/15/16		$1,700,000	1,825,375

6.875%, due 01/15/16[5,7]		4,100,000	4,402,375

			6,227,750

Total international bonds (cost—$259,200,623)			274,128,107

	Number of
	rights

Rights—0.01%

Mexico—0.01%
United Mexican States Value Recovery Rights, Series E,[8]
Expires 06/30/07 (cost—$0)		1,885,000	13,572

Global High Income Fund Inc.

Portfolio of investments—April 30, 2007 (unaudited)

		Number of
		warrants	Value

Warrants—0.37%

Argentina—0.37%
Republic of Argentina, expires 12/15/35[9]
(cost—$821,135)		29,648,103	$1,222,727

		Face
		amount

Short-term investments—5.00%

International certificate of deposit—1.00%
Egypt—1.00%
Egypt Sovereign Certificate of Deposit
9.737%, due 08/01/07
(cost—$3,246,813)	EGP	19,000,000	3,289,658

US government obligations—0.10%
US Treasury Bills,
4.910%, due 06/28/07[10,11]
(cost—$312,540)		$315,000	312,608

		Shares

Other—3.90%
UBS Supplementary Trust—U.S. Cash
Management Prime Fund, 5.367%[12,13]
(cost—$12,810,285)		12,810,285	12,810,285

Total short-term investments (cost—$16,369,638)			16,412,551

		Number of
		contracts

Options purchased—0.18%

Call options—0.13%
5 Year US treasury note futures, strike at USD 105.5,
expires May 2007*		871	435,500

Put options—0.05%
5 Year US treasury note futures, strike at USD 105.5,
expires May 2007*		871	149,703

Total options purchased (cost $1,033,424)			585,203

Global High Income Fund Inc.

Portfolio of investments—April 30, 2007 (unaudited)

	Shares	Value

Investment of cash collateral from
securities loaned—0.55%
UBS Private Money Market Fund LLC, 5.293%[12,14]
(cost—$1,799,751)	1,799,751	$1,799,751

Total investments (cost—$279,224,571)—89.64%		294,161,911

Cash and other assets, less liabilities—10.36%		34,003,487

Net assets—100%		$328,165,398

Notes to portfolio of investments
*	Non-income producing security.
1	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2007. Maturity date disclosed is the ultimate maturity date.
2	Floating rate security—The interest rate shown is the current rate as of April 30, 2007.
3	Bond interest in default.
4	Security is being fair valued by a valuation committee under the direction of the Board of Directors. At April 30, 2007, the value of these securities amounted to $27,404,792 or 8.35% of net assets.
5	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the value of these securities amounted to $14,441,243 or 4.40% of net assets.
6	Reflects annualized yield at April 30, 2007 on zero coupon bonds.
7	Security, or portion thereof, was on loan at April 30, 2007.
8	Rights do not currently accrue income. Quarterly income, if any, will vary based on several factors including oil exports, prices and inflation.
9	Security represents an equity claim linked to Argentina’s gross domestic product.
10	This security was pledged to cover margin requirements for futures contracts.
11	Interest rate shown is discount rate at date of purchase.
12	The rate shown is the yield at April 30, 2007.
13	The table below details the Fund’s investment in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Supplementary Trust.

Income earned
		Purchases	Sales		from affiliate
		during the	during the		for the
		six months	six months		six months
	Value	ended	ended	Value	ended
Security description	10/31/06	04/30/07	04/30/07	04/30/07	04/30/07

UBS Supplementary
Trust — U.S. Cash
Management Prime
Fund	$32,440,632	$154,114,344	$173,744,691	$12,810,285	$490,879

Global High Income Fund Inc.

Portfolio of investments—April 30, 2007 (unaudited)

14	The table below details the Fund’s transaction activity in an affiliated issuer for the six months ended April 30, 2007. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for
		six months	six months		the six months
	Value	ended	ended	Value	ended
Security description	10/31/06	04/30/07	04/30/07	04/30/07	04/30/07

UBS Private Money
Market Fund LLC	$—	$4,739,761	$2,940,010	$1,799,751	$529

DISC	Discount bond
EXIT Bond	A long-term bond with a low interest rate, often issued by a less developed country, that gives the buyer the right of exemption from taking part in any subsequent debt rescheduling.
NGB	National guaranteed bond

Currency type abbreviations:
ARS	Argentina Peso
BRL	Brazil Real
EGP	Egyptian Pound
EUR	Euro
IDR	Indonesian Rupiah
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
RUB	Russian Ruble
TRY	New Turkish Lira
UAH	Ukranian Hryvnia

Global High Income Fund Inc.

Portfolio of investments—April 30, 2007 (unaudited)

Forward foreign currency contracts
Global High Income Fund Inc. had the following open forward foreign currency contracts as of April 30, 2007:

					Unrealized
	Contracts to	In		Maturity	appreciation/
	deliver	exchange for		dates	(depreciation)

Brazilian Real	11,630,000	USD	5,598,075	08/24/07	$(31,877)

Euro	29,425,000	USD	40,042,717	07/24/07	(234,910)

New Turkish Lira	4,700,000	USD	3,377,650	08/24/07	73,967

Ukraine Hryvnia	8,270,000	USD	1,463,717	05/18/09	(88,460)

United States Dollar	3,526,093	COP	7,500,000,000	08/24/07	18,107

United States Dollar	1,490,090	UAH	8,270,000	05/18/09	62,087

United States Dollar	9,907,898	ZAR	71,000,000	08/24/07	27,898

Net unrealized depreciation on forward foreign currency contracts					$(173,188)

Currency type abbreviations:
COP	Columbia Peso
UAH	Ukraine Hryvnia
USD	United States Dollar
ZAR	South African Rand

Futures contracts
Global High Income Fund Inc. had the following open futures contracts as of April 30, 2007:

	Expiration	Cost/		Unrealized
	date	proceeds	Value	depreciation

US treasury futures buy contracts:
10 Year US treasury note,
470 contracts	June 2007	$50,925,675	$50,914,219	$(11,456)

30 Year US treasury bond,
450 contracts	June 2007	50,849,501	50,287,500	(562,001)

US treasury futures sell contracts:
5 Year US treasury note,
208 contracts	June 2007	22,001,793	22,012,250	(10,457)

Net unrealized depreciation on futures contracts				$(583,914)

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at April 30, 2007 was $312,608.

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of assets and liabilities—April 30, 2007 (unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value*
(cost–$264,614,535)	$279,551,875

Investments in securities of affiliated issuers, at value
(cost–$14,610,036)	14,610,036

Total investments (cost–$279,224,571)	294,161,911

Foreign currency, at value (cost–$960,527)	964,635

Receivable for investments sold	5,812,613

Interest receivable	2,761,304

Due from broker	34,077,940

Unrealized appreciation on forward foreign currency contracts	182,059

Variation margin receivable	481,404

Unrealized appreciation on swap agreements	2,946,180

Other assets	30,624

Total assets	341,418,670

Liabilities:
Due to custodian bank	26,664

Payable for investments purchased	10,421,943

Unrealized depreciation on forward foreign currency contracts	355,247

Unrealized depreciation on swap agreements	159,346

Payable to investment advisor and administrator	308,396

Payable for cash collateral from securities loaned	1,799,751

Director’s fees payable	19,151

Accrued expenses and other liabilities	162,774

Total liabilities	13,253,272

Net assets:
Capital stock–$0.001 par value; 100,000,000 shares authorized;
21,591,836 shares issued and outstanding	299,244,249

Accumulated undistributed net investment income	2,196,273

Accumulated net realized gain from investment transactions	10,499,034

Net unrealized appreciation of investments, futures, swaps,
forward foreign currency contracts and other assets and liabilities
denominated in foreign currencies	16,225,842

Net assets	$328,165,398

Net asset value per share	$15.20

*	Includes $1,792,000 of securities on loan.

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of operations

For the six
months ended
April 30, 2007
(unaudited)

Investment income:
Interest income, net of foreign withholding taxes of $27,363
(includes $490,879 earned from an affiliated entity)	$11,292,857

Securities lending income (all of which was
earned from an affiliated entity)	529

Total income	11,293,386

Expenses:
Investment advisory and administration fees	2,016,472

Custody and accounting fees	123,349

Professional fees	46,540

Reports and notices to shareholders	42,321

Interest expense	12,720

Listing fees	11,837

Directors’ fees	11,901

Transfer agency fees	10,157

Other expenses	16,643

Total expenses	2,291,940

Less: Fee waivers by investment advisor and administrator	(155,375)

Net expenses	2,136,565

Net investment income	9,156,821

Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	9,778,849

Futures	1,093,996

Swap agreements	118,227

Forward foreign currency contracts and foreign currency transactions	(2,215,341)

Net change in unrealized appreciation/(depreciation) of:
Investments	2,551,813

Futures	(720,541)

Swap agreements	2,023,881

Other assets and liabilities denominated in foreign currency and
forward foreign currency contracts	398,104

Net realized and unrealized gains from investment activities	13,028,988

Net increase in net assets resulting from operations	$22,185,809

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of changes in net assets

	For the six
	months ended	For the
	April 30, 2007	year ended
	(unaudited)	October 31, 2006

From operations:
Net investment income	$9,156,821	$16,838,776

Net realized gain from investments	9,778,849	20,933,062

Net realized gain from futures	1,093,996	3,791,604

Net realized gain from swap agreements	118,227	601,668

Net realized loss from forward foreign currency
contracts and foreign currency transactions	(2,215,341)	(3,401,189)

Net change in unrealized appreciation/(depreciation) of:
Investments	2,551,813	(1,715,757)

Futures	(720,541)	(1,055,966)

Swap agreements	2,023,881	690,490

Other assets and liabilities denominated in foreign
currency and forward foreign currency contracts	398,104	(833,754)

Net increase in net assets resulting from operations	22,185,809	35,848,934

Dividends and distributions to shareholders from:
Net investment income	(4,834,412)	(28,531,823)

Net realized gain	(9,733,600)	(23,455,902)

Total dividends and distributions to shareholders	(14,568,012)	(51,987,725)

Capital stock transactions:
Proceeds from shares issued through rights offering
(net of offering costs of $— and $389,000)	—	30,997,694

Net increase in net assets	7,617,797	14,858,903

Net assets:
Beginning of period	320,547,601	305,688,698

End of period	$328,165,398	$320,547,601

Accumulated undistributed (distributions in excess of)
net investment income	$2,196,273	$(2,126,136)

See accompanying notes to financial statements

(This page has been left blank intentionally)

Global High Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

For the six
months ended
April 30, 2007
(unaudited)

Net asset value, beginning of the period	$14.85

Net investment income	0.42

Net realized and unrealized gains from investment activities	0.60

Net increase from operations	1.02

Dividends from net investment income	(0.22)[2]

Distributions from net realized gains from investment activities	(0.45)[2]

Distributions from paid-in-capital	—

Total dividends and distributions	(0.67)

Offering costs charged to paid-in capital	—

Net asset value, end of period	$15.20

Market value, end of period	$16.66

Total investment return[1]	8.14%

Ratios/Supplemental data:

Net assets, end of period (000’s)	$328,165

Ratio of expenses to average net assets:

Before fee waivers by advisor	1.41%**

After fee waivers by advisor	1.32%**

Ratio of net investment income to average net assets	5.68%**

Portfolio turnover	52%

@	Calculated using the average shares outstanding for the period.
1	Total investment return is calculated assuming a purchase of $10,000 of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.
2	The actual sources of the Fund’s fiscal year 2007 dividends/distributions may be net investment income, net realized capital gains, return of capital or a combination or the foregoing and may be subject to retroactive recharacterization at the end of the Fund’s fiscal year based on tax regulations. Shareholders will be informed of the tax characteristics of dividends/distributions after the close of the 2007 fiscal year.
**	Annualized.

See accompanying notes to financial statements

22

For the years ended October 31,

2006	2005	2004	2003	2002

$15.72	$16.43	$15.92	$14.14	$14.16

0.79 @	1.02	0.98	1.02	1.04

0.92	1.17	1.27	2.44	0.52

1.71	2.19	2.25	3.46	1.56

(1.35)	(1.61)	(0.97)	(1.13)	(1.31)

(1.21)	(1.29)	(0.77)	(0.53)	—

—	—	—	(0.02)	(0.27)

(2.56)	(2.90)	(1.74)	(1.68)	(1.58)

(0.02)	—	—	—	—

$14.85	$15.72	$16.43	$15.92	$14.14

$16.06	$17.82	$18.31	$17.07	$13.87

6.28%	13.25%	18.68%	36.52%	19.38%

$320,548	$305,689	$319,359	$309,516	$274,968

1.43%	1.43%	1.40%	1.43%	1.43%

1.34%	1.41%	1.40%	1.43%	1.43%

5.34%	6.49%	6.18%	6.66%	7.23%

108%	160%	140%	53%	57%

See accompanying notes to financial statements

23

Global High Income Fund Inc.

Notes to financial statements—April 30, 2007 (unaudited)

Organization and significant accounting policies
Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with it’s primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the

24

Global High Income Fund Inc.

Notes to financial statements—April 30, 2007 (unaudited)

investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). All investments quoted in foreign currencies will be valued weekly in US dollars on the basis of the foreign currency exchange rates. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of April 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the “Statement of operations” for a fiscal period.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation—The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE.

25

Global High Income Fund Inc.

Notes to financial statements—April 30, 2007 (unaudited)

For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts —The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

26

Global High Income Fund Inc.

Notes to financial statements—April 30, 2007 (unaudited)

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Purchased options—The Fund may purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the “Statement of assets and liabilities” as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Total return swap agreements—Total return swap agreements involve commitments to pay interest in exchange for a market-linked return based

27

Global High Income Fund Inc.

Notes to financial statements—April 30, 2007 (unaudited)

on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the “Statement of assets and liabilities”. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the “Statement of operations”. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At April 30, 2007, the Fund had outstanding total return swap contracts with the following terms:

					Payments		Unrealized
Notional		Termination	Payments made		received		appreciation/
amount		date	by the Fund		by the Fund		(depreciation)

ARS	12,225,000	12/19/11	$10,815,082	[1]	—	[2]	$(2,714)

EUR	4,110,000	07/27/07	$5,757,697	[3]
			and 4.5885%[4]		—	[5]	1,239,699

KZT	448,000,000	02/05/08	$3,500,957	[6]	—	[7]	309,615

KZT	445,800,000	03/19/08	3,800,721	[8]	—	[9]	(156,632)

RUB	34,500,000	10/09/07	1,254,490	[10]	—	[11]	103,825

UAH	13,025,000	03/18/08	2,652,460	[12]	—	[13]	10,056

USD	4,480,000	07/27/07	—	[14]	$5,751,200	[15]
					and 5.3600%[16]		137,181

							$1,641,030

1	Payment made on 04/13/07 to fully fund swap.
2	Rate is equal to the total return on the Republic of Argentina 4.000% bond, due 12/17/11.
3	Payment made on 06/22/05 to fully fund swap.
4	Rate based on 12 month LIBOR (EUR - BBA) plus 29 basis points.
5	Rate is equal to the interest amounts, if any, paid to holders of record of Government of Jamaica 11.000% bond, due 07/27/12.
6	Payment made on 12/13/06 to fully fund swap.
7	Rate is equal to the total return on the JSC Alliance Bank 9.000% bond, due 06/27/08.
8	Payment made on 02/26/07 to fully fund swap.
9	Rate is equal to the total return of the Halyk Savings Bank-Kazak 7.100% bond, due 03/17/08.
10	Payment made on 09/27/05 to fully fund swap.

28

Global High Income Fund Inc.

Notes to financial statements—April 30, 2007 (unaudited)

11	Rate is equal to the total return on the OAO Gazprom 7.580% bond, due 10/09/07.
12	Payment made on 04/24/07 to fully fund swap.
13	Rate is equal to the total return on the Private Bank 11.000% bond, due 03/11/08.
14	Rate is equal to the interest amounts, if any, paid to holders of record of Government of Jamaica 11.750% bond, due 05/15/11.
15	Payment received on 06/22/05 to fully fund swap.
16	Rate based on 6 month LIBOR (USD - BBA).
BBA	British Banking Association

Currency type abbreviations:
ARS	Argentina Peso
EUR	Euro
KZT	Kazakhstan Tenge
RUB	Russian Ruble
UAH	Ukranian Hryvnia
USD	United States Dollar

Credit default swap agreements—Credit default swap agreements involve commitments to pay or receive interest and principal in the event of a default of a security or a credit event. As a purchaser of credit default protection, the Fund would make periodic payments to the counterparty, and the counterparty would make payments only upon the occurrence of a default or credit event. As a seller of credit default protection, the Fund would receive periodic payments from the counterparty, and the counterparty would receive payments only upon the occurrence of a default or credit event.

If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund would receive full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, and credit risk.

The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the “Statement of assets and liabilities”. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the “Statement of operations”. Fluctuations in the value

29

Global High Income Fund Inc.

Notes to financial statements—April 30, 2007 (unaudited)

of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At April 30, 2007, the Fund had outstanding credit default swap contracts with the following terms:

					Payments
Notional		Termination	Payments made		received	Unrealized
amount		date	by the Fund		by the Fund	appreciation

COP	5,568,000,000	09/15/14	$3,271,632	[1]	13.5000%[2]	$42,323

DOP	186,200,000	11/13/07	4,876,101	[3]	— [4]	592,517

USD	3,300,000	04/20/17	—	[5]	2.5000	43,107

USD	3,190,000	06/20/16	—	[5]	3.0600	227,450

USD	2,400,000	09/20/16	2,400,000	[6,7]	1.9000	157,200

USD	1,500,000	12/20/11	1,500,000	[8,9]	5.0000	83,207

						$1,145,804

1	Payment made on 04/03/07 to fully fund swap.
2	Payment from the counterparty will also be received upon the occurrence of credit event with respect to the Titulos de Tesoreria bond, due 09/12/14.
3	Payment made on 11/10/06 to fully fund swap.
4	Payment from the counterparty will be received upon the occurrence of a credit event with respect to the Certificados de Inversion Cero Cupon bond, due 11/12/07.
5	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Turkey 11.875% bond, due 01/15/30.
6	Payment made on 08/22/06 to fully fund swap.
7	Payment to the counterparty will also be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Peru 8.750% bond, due 11/21/33.
8	Payment made on 01/30/07 to fully fund swap.
9	Payment to the counterparty will also be made upon the occurrence of bankruptcy and/or restructuring event with respect to the NJSC Naftogaz Ukraine 8.125% bond, due 09/30/09.

Currency type abbreviations:
COP	Colombian Peso
DOP	Dominican Peso
USD	United States Dollar

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary

30

Global High Income Fund Inc.

Notes to financial statements—April 30, 2007 (unaudited)

or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund’s average weekly net assets. UBS Global AM has agreed to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the following rates:

Average weekly net assets	Advisory fee

Up to $200 million	1.25%

Above $200 million	1.00%

The waiver will continue indefinitely unless the Board agrees to any change. At April 30, 2007, the Fund owed UBS Global AM $308,396, which is composed of $334,125 of investment advisory and administration fees less fees waived of $25,729. For the six months ended April 30, 2007, UBS Global AM waived $155,375 of investment advisory and administration fees from the Fund.

31

Global High Income Fund Inc.

Notes to financial statements—April 30, 2007 (unaudited)

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended April 30, 2007, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $277,658,550. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 331/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund’s securities lending program. UBS Securities LLC is the lending agent. For the year ended April 30, 2007, UBS Securities LLC earned $178 in compensation as the Fund’s lending agent. At April 30, 2007, the Fund owed UBS Securities LLC $26 in compensation as the Fund’s lending agent.

32

Global High Income Fund Inc.

Notes to financial statements—April 30, 2007 (unaudited)

Rights offering
During the year ended October 31, 2006, the Fund issued 2,152,169 shares in connection with a rights offering of the Fund’s common stock. Shareholders of record on November 10, 2005, were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held. The rights offering commenced on November 10, 2005 and expired on December 20, 2005. The subscription price per share was the greater of (i) the net asset value (“NAV”) per share on December 20, 2005 (the “expiration date”) or (ii) 95% of the volume weighted average share price on the New York Stock Exchange on the expiration date and four preceding business days. The subscription price of the offer was $14.58. Offering costs attributed to the rights offering in the amount of $389,000 were charged against additional paid-in-capital.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 21,591,836 shares outstanding at April 30, 2007. For the six months ended April 30, 2007, the Fund did not issue any shares of common stock. For the year ended October 31, 2006 and for the six months ended April 30, 2007, the Fund did not repurchase any shares of common stock. Transactions in shares of common stock were as follows:

	Shares	Amount

For the year ended October 31, 2006:
Shares issued through rights offering	2,152,169	$30,997,694

Purchases and sales of securities
For the six months ended April 30, 2007, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $148,770,679 and $174,011,457 respectively.

Federal tax status
The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

33

Global High Income Fund Inc.

Notes to financial statements—April 30, 2007 (unaudited)

The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows:

Distributions paid from:

Ordinary income	$31,175,740

Net long-term capital gains	20,811,985

$51,987,725

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains	$11,479,701

Net unrealized appreciation	11,359,889

Total accumulated earnings	$22,839,590

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending October 31, 2007.

During the fiscal year ended October 31, 2006, the Fund had no capital loss carry-forwards to offset current year gains.

For federal income tax purposes, which was substantially the same as book purposes, the tax cost of investments and the components of net unrealized appreciation of investments at April 30, 2007 were as follows:

Tax cost of investments	$279,224,571

Gross unrealized appreciation	16,117,632

Gross unrealized depreciation	(1,180,292)

Net unrealized appreciation	$14,937,340

To reflect reclassifications arising from permanent “book/tax” differences for the year ended October 31, 2006, the Fund’s accumulated undistributed net investment income was increased by $9,751,923 and accumulated net realized gain from investment activities was decreased by $9,751,923. The difference is primarily due to tax treatment of foreign currency transactions, paydown gains and losses, reclassification of distributions for tax purposes and adjustments for certain debt obligations.

34

Global High Income Fund Inc.

Notes to financial statements—April 30, 2007 (unaudited)

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet more-likely-than-not threshold would be recorded as an expense in the current year.

Based on the Securities and Exchange Commission’s announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practice no later than the last business day that occurs in the period covered by the Fund’s April 30, 2008 semiannual report. Management continues to evaluate the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, to the Fund’s financial statements.

35

Global High Income Fund Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2007. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2008. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

36

Global High Income Fund Inc.

General information (unaudited)

The Fund
Global High Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder information
The Fund’s NYSE trading symbol is “GHI.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

Shareholder meeting information
An annual meeting of shareholders of the Fund was held on February 15, 2007. At the meeting, Richard Q. Armstrong, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, Bernard H. Garil and Heather R. Higgins were elected to serve as board members until the next annual meeting of shareholders, or until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

		Shares
	Shares	withhold
To vote for or withhold authority in the election of:	voted for	authority

Richard Q. Armstrong	19,083,932.370	570,639.740

Alan S. Bernikow	19,086,193.370	568,378.740

Richard R. Burt	19,097,746.370	556,825.740

Meyer Feldberg	19,089,507.370	565,064.740

Bernard H. Garil	19,083,256.370	571,315.740

Heather R. Higgins	19,090,358.370	564,213.740

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

37

Global High Income Fund Inc.

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1)proxy voting policies, (2)proxy voting procedures and (3)information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be

38

Global High Income Fund Inc.

General information (unaudited)

deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

39

Global High Income Fund Inc.

General information (unaudited)

Distribution policy
The Fund’s Board adopted a managed distribution policy in December 1999. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 11% to 9% effective beginning with the June 2005 monthly distribution. Prior to December 20, 1999, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses. The Fund’s Board may change or terminate the managed distribution policy at any time; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made no less frequently than annually.

Revised distribution characteristics for distributions made from January 2007 through May 2007 and additional information
In 2007 press releases issued through the end of May, the Fund provided estimated information regarding the sources of its monthly distributions. Those press releases and certain related shareholder notices indicated that prior 2007 distributions were estimated to be sourced from a combination of net investment income and long-term or short-term capital gains. The Fund recently determined to reclassify certain distributions made earlier this

40

Global High Income Fund Inc.

General information (unaudited)

year in connection with an annual tax filing to be made in July. The Fund is reclassifying the sources of the distributions made from January 2007 through May 2007 from certain various percentages of net investment income and/or long-term or short-term capital gains, noted in previous disclosures, to the following: for distributions declared in January 2007 through April 2007, the estimated source of these distributions is long-term capital gains only; and for the distribution declared in May 2007, the Fund now estimates that 71% of this monthly distribution represented long-term capital gains and 29% represented net investment income. This readjustment does not change the amount of the distributions that had been paid, only their estimated characteristics.

As of May 31, 2007, the Fund had estimated undistributed net investment income of $5,803,332.

41

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	John Penicook
President	Vice President

Mark F. Kemper	Uwe Schillhorn
Vice President and Secretary	Vice President

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2007 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Richard Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semiannual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	July 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	July 9, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	July 9, 2007